PIMCO Funds

Supplement Dated August 1, 2025 to the Bond Funds Prospectus, Real Return Strategy Funds

Prospectus, Equity-Related Strategy Funds Prospectus and Statement of Additional Information

dated August 1, 2025, as supplemented from time to time

Disclosure Related to the PIMCO CommodityRealReturn Strategy Fund®, PIMCO Extended Duration Fund, PIMCO Inflation Response Multi-Asset Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term Real Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Real Return Fund and PIMCO StocksPLUS® Long Duration Fund (each, a “Fund” and together, the “Funds”)

Pacific Investment Management Company LLC (“PIMCO”) has announced that Steve Rodosky will retire from PIMCO effective December 31, 2025. Mr. Rodosky will continue to serve as a portfolio manager of each Fund until December 31, 2025 or such earlier date(s) to be disclosed in a subsequent supplement.

Investors Should Retain This Supplement for Future Reference

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